                                                                  Exhibit (p)(4)

                            CODE OF ETHICS SUPPLEMENT
                                       for
                      NWQ INVESTMENT MANAGEMENT COMPANY LLC

                              DATED AUGUST 1, 2005
--------------------------------------------------------------------------------

Pursuant to Section V of the Code of Ethics and Reporting Requirements for Nuveen Investments, Inc. (the "Code") which have been adopted by NWQ Investment Management Company LLC (sometimes referred to herein as the "Firm") and made applicable to them as of August 1, 2005, NWQ hereby adopts and sets forth the following supplemental procedures and restrictions applicable to employees under NWQ's direct and/or shared supervision and control ("NWQ Employees").

I. Supplement to Sections V.B.1 and 2, V.C.1 and 2 of the Code (Pre-Clearance of Personal Trades)

      A.    All NWQ Employees are considered "Access Persons" for purposes of section V.B and "Investment Persons" for the purposes contemplated by Section V.C. of the Code (as supplemented hereby). With respect to NWQ Employees, Section V.C.2 shall apply to both purchases and sales within 7 days before and 7 days after the same security is purchased or sold for clients on a firmwide basis (firmwide basis means for substantially all clients in a particular strategy).

      B. With respect to the "prior written approval" requirements contained in the Code, NWQ Employees shall obtain "prior written approval" on all personal securities transactions not otherwise exempted from pre-clearance under the Code through the Compliance Department of the Firm.

            1.    Pre-clearance Procedures

                  All NWQ Employees must receive prior written approval from a Designated Compliance or Legal Officer for NWQ as identified at Schedule II of the Code before purchasing or selling securities in an account for which the NWQ Employee has beneficial ownership. NWQ Employees should request pre-clearance by completing, signing and submitting Personal Securities Transactions Pre-Clearance Form, attached hereto as Exhibit A, to a Designated Compliance or Legal Officer for NWQ.

                  Pre-clearance approval will be valid only for the business day on which the authorization is granted, EXCEPT, pre-clearance approval obtained on or after 1:00 pm on a business day is valid through the close of business on the next business day. For example, pre-clearance received at 10:00 am Monday would expire as of the close of business Monday. Pre-clearance received at 1:00 pm on Monday would expire as of the close of business on Tuesday. If the trade is not completed before such pre-clearance expires, the NWQ Employee is required to again obtain pre-clearance for the trade. In addition, if an NWQ Employee becomes aware of any additional information with respect to a transaction that was pre-cleared, such person is obligated to disclose such information to the appropriate Chief Compliance Officer prior to executing the pre-cleared transaction.

            2.    No Short Swing Profits

                  No NWQ Employee shall profit in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within sixty (60) calendar days. Trades made in violation of this prohibition should be unwound, if possible. Otherwise, any profits realized on such short-term trades shall be subject to disgorgement.

                  Exception: NWQ's Designated Compliance or Legal officer may allow exceptions to this policy on a case-by-case basis when the abusive practices that the policy is designed to prevent, such as front running or conflicts of interest, are not present and the equity of the situation strongly supports an exemption. An example is the involuntary sale of securities due to unforeseen corporate activity such as a merger. The ban on short-term trading profits is specifically designed to deter potential conflicts of interest and front running transactions, which typically involve a quick trading pattern to capitalize on a short-lived market impact of client trading. The Designated Compliance or Legal officer shall consider the policy reasons for the ban on short-term trades, as stated herein, in determining when an exception to the prohibition is permissible. The Designated Compliance or Legal officer may consider granting an exception to this prohibition if the securities involved in the transaction are not (i) being considered for purchase or sale by client accounts on a firmwide basis or (ii) being purchased or sold by client accounts on a firmwide basis and are not economically related to such securities. In order for a proposed transaction to be considered for exemption from the short-term trading prohibitions, a completed Securities Transactions Report Relating to Short-Term Trading (Exhibit B) must be provided to the Designated Compliance or Legal officer, certifying that the proposed transaction is in compliance with this Code of Ethics.

II.   Supplement to Section V.F.2 of the Code (Initial Holdings Report)

      A. Each NWQ Employee is considered an "Access Person" for the purposes contemplated by Section V.F.2 of the Code (as supplemented hereby).

      B. Notwithstanding anything at Section V.F.2 to the contrary, all NWQ Employees shall file within 10 days after the first day of employment at NWQ an Initial Holdings Report as set forth in the Code with a Designated Compliance or Legal Officer for NWQ. Such report shall be made on the Initial Report of NWQ Employee Form attached hereto as Exhibit C.

            The information to be disclosed on the Initial Holdings Report shall include the following information current within 45 days prior to the first day of employment at NWQ:

                  (i) all personal securities holdings and holdings in Nuveen Open-End Funds and open-end Funds for which a Nuveen Subsidiary (including NWQ) serves as adviser or subadviser ("Nuveen Affiliated Open-End Funds") (including holdings acquired before the person became an NWQ Employee);

                  (ii) The name of any broker, dealer, bank, Fund or Fund distributor with whom the NWQ Employee maintains an account, including an account in which any Nuveen Open-End Funds or Nuveen Affiliated Open-End Funds were held for the direct or indirect benefit of the NWQ Employee; and

                  (iii) any other information requested to be disclosed on the
                        Initial Holdings Report Form from time to time.

            Holdings in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (other than Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds) are not required to be disclosed. NWQ Employees do not need to report holdings in any account over which the NWQ Employee has no direct or indirect influence or control.

            A list of Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds appears attached hereto as Exhibit D.

      C. Notwithstanding anything at Section V.F.1 to the contrary, every NWQ Employee shall certify in his Initial Holdings Report that:

                  (i) he has received, read and understands the Code and recognizes that he is subject thereto; and

                  (ii) he has no knowledge of the existence of any personal conflict of interest relationship which may involve a client account, such as any economic relationship between his transactions and securities held or to be acquired by a client account.

III.  Supplement to Section V.F.3 of the Code (Annual Holdings Report)

      A. Each NWQ Employee is considered an "Access Person" for the purposes contemplated by Section V.F.3 of the Code (as supplemented hereby).

      B. Notwithstanding anything at Section V.F.3 to the contrary, all NWQ Employees shall file within 45 days after the end of each calendar year an Annual Holdings Report as set forth in the Code with a Designated Compliance or Legal Officer for NWQ. Such report shall be made on the Annual Report of NWQ Employee Form, attached hereto as Exhibit E.

      C. All NWQ Employees shall disclose on the Annual Report of NWQ Employee Form all personal securities holdings as of the calendar year end plus any other information requested to be disclosed on such Form from time to time. NWQ Employees do not have to disclose holdings in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies with one exception: NWQ Employees must disclose holdings in Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds held outside of the NWQ Employee's Nuveen 401(k) account. NWQ Employees do not need to report transactions effected in any account over which the NWQ Employee has no direct or indirect influence or control.

      D. In addition to reporting securities holdings, every NWQ Employee shall certify annually that:

                  (i) he has read and understands the Code and recognizes that he is subject thereto;

                  (ii) he has complied with the requirements of the Code; and that he has reported all personal securities transactions required to be reported pursuant to the requirements of the Code;

                  (iii) they he has not disclosed pending "buy" or "sell" orders for a Client account to non-employee, except where the disclosure occurred subsequent to the execution or withdrawal of an order or as permitted by this Code; and

                  (iv) he has no knowledge of the existence of any personal conflict of interest relationship which may involve any client account, such as any economic relationship between their transactions and securities held or to be acquired by a client account.

IV.   Supplement to Section V.F.4 of the Code (Quarterly Transaction Report)

      A. Each NWQ Employee is considered an "Access Person" for the purposes contemplated by Section V.F.4 of the Code (as supplemented hereby).

      B. Notwithstanding anything at Section V.F.4 to the contrary, all NWQ Employees shall file within 30 days after the end of each calendar quarter a Quarterly Transaction Report as set forth in the Code with a Designated Compliance or Legal Officer for NWQ. This quarterly report for all NWQ Employees shall be made on the form attached as Securities Transactions for the Calendar Quarter Ended Form (Exhibit
            F).

      C.    Quarterly Reporting Requirements:

                  (i) All NWQ Employees shall disclose on the Securities Transactions for the Calendar Quarter Ended Form all personal securities transactions and all transactions in shares of Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds conducted during the period as of the calendar quarter ended within thirty (30) days after quarter end.

                  (ii) Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds held in a Nuveen 401(k) account are to be reported by arranging for a copy of the NWQ Employee's quarterly statements to be provided to NWQ's Compliance Department.

                  (iii) Transactions in direct obligations of the U.S.
                        government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (other than Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds) are not required to be disclosed.

                  (iv) NWQ Employees do not need to report transactions effected in any account over which the NWQ Employee has no direct or indirect influence or control.

      D. With respect to each transaction identified in C.(i) above, an NWQ Employee shall disclose on the Quarterly Transaction Report:

                  (i) the date of the transaction, title of the security, interest rate and maturity date (if applicable), trade date, number of shares, and principal amount of each security involved;

                  (ii) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

                  (iii) the name of the broker, dealer, bank , Fund or Fund
                        distributor with or through whom the transaction was effected; and

                  (iv) any other information requested to be disclosed on the form from time to time.

      E. With respect to each transaction identified in C.(i) above, an NWQ Employee shall provide to a Designated Compliance or Legal Officer for NWQ duplicate copies of confirmation for (or statement showing) each disclosable transaction in the NWQ Employee's accounts, including any Nuveen 401(k) account of the employee.

      F. In addition, with respect to any account, including a Nuveen 401(k) account, established by an NWQ Employee in which any securities or any Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds were held during the quarter for the direct or indirect benefit of the NWQ Employee, the NWQ Employee must provide:

                  (a) the name of the broker, dealer, bank , Fund or Fund distributor with whom he or she established the account; and

                  (b)   the date the account was established.

            The quarterly report for all NWQ Employees for the NWQ Employee's Nuveen 401(k) account shall be made by arranging for the Designated Compliance or Legal officer to receive a copy of the NWQ Employee's Nuveen 401(k) account quarterly statement or other transaction report prepared by the Nuveen 401(k) plan recordkeeper.

      G. In lieu of manually filling out all of the information required by the form, NWQ Employees may attach confirms and/or account statements to a signed form.

                                                                       EXHIBIT A

                     NWQ Investment Management Company, LLC
                                 CODE OF ETHICS
               Personal Securities Transactions Pre-clearance Form

I hereby request pre-clearance of the securities listed below. You do not need to preclear transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds), or transactions listed in the Code.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       AUTHORIZED
                                                                                                                        BY CHIEF
                                                                                                       BROKER/         COMPLIANCE
        SECURITY                                                                  NATURE OF             DEALER         OFFICER or
 (include interest rate                  PRICE PER SHARE                         TRANSACTION           OR BANK         DESIGNATED
  and maturity date, if      NO. OF       (or proposed         PRINCIPAL       (Purchase, Sale,        THROUGH          APPROVAL
      applicable)            SHARES           price)            AMOUNT             Other)           WHOM EFFECTED       OFFICER
                                                                                                                        YES   NO
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

Is any proposed transaction described above within sixty (60) days of a prior offsetting transaction in the same or equivalent security? Yes: [ ] No: [ ]

If yes, please include a completed "Securities Transaction Report Relating to Short term Trading", Exhibit B to the Code for preapproval; and the Designated Compliance or Legal Officer should prepare a memorandum describing the reasons for preapproving the transaction.

Signature:                            Signature:
            ----------------------               -------------------------------
            NWQ Employee                          Designated Compliance or Legal
                                                  Officer

     Name:                                 Name:
            ----------------------               -------------------------------

     Date:                                 Date:
            ----------------------               -------------------------------

                                                                       EXHIBIT B

                     NWQ Investment Management Company, LLC
                                 CODE OF ETHICS

  SECURITIES TRANSACTIONS REPORT RELATING TO SHORT-TERM TRADING OF NWQ EMPLOYEE
        FOR THE SIXTY-DAY PERIOD FROM _________________TO _______________:

During the sixty (60) calendar day period referred to above, the following purchases and sales, or sales and purchases, of the same (or equivalent) securities were effected or are proposed to be effected in securities of which I have, or by reason of such transaction acquired, direct or indirect beneficial ownership. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds).

------------------------------------------------------------------------------------------------------------------------------------
                                                      PRICE PER                              NATURE OF             BROKER/DEALER
                     PROPOSED                           SHARE                               TRANSACTION               OR BANK
                      DATE OF        NO. OF         (or proposed        PRINCIPAL         (Purchase, Sale,            THROUGH
    SECURITY           TRADE         SHARES            price)            AMOUNT                Other)              WHOM EFFECTED
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

With respect to transactions in the securities set forth in the table above, I hereby certify that:

(a) I have no knowledge of the existence of any personal conflict of interest relationship which may involve a client account, such as frontrunning transactions or the existence of any economic relationship between my transactions and securities held or to be acquired by a client account;

(b) such securities, including securities that are economically related to such securities, involved in the transaction are not (i) being considered for purchase or sale by a client account, or (ii) being purchased or sold by a client account; and

(c)   such transactions are in compliance with the Code of Ethics of the Firm.

Date:                                 Signature:
       ----------------------                    -------------------------------
                                                 NWQ EMPLOYEE

                                           Name:
                                                 -------------------------------

In accordance with the provisions of the Code of Ethics of the Firm, the transaction proposed to be effected as set forth in this report is: Approved:
[ ] Not Approved: [ ]

Date:                                 Signature:
       ----------------------                    -------------------------------
                                                 Designated Compliance or Legal
                                                 Officer

                                           Name:
                                                 -------------------------------

                                                                       EXHIBIT C

                     NWQ Investment Management Company, LLC
                                 CODE OF ETHICS
                         INITIAL REPORT OF NWQ EMPLOYEE

1. I hereby acknowledge that (i) I received of a copy of the Code of Ethics (the "Code") for Nuveen Investments Inc. and Subsidiaries, as supplemented for NWQ Investment Management Company, LLC (the "Firm"); (ii) I have read and understand the Code; (iii) and I recognize that I am subject to the Code as an "NWQ Employee" of the Firm.

2. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Firm or a client account, such as any economic relationship between my transactions and securities held or to be acquired by the Firm or a client account.

3. As of the date below I had a direct or indirect beneficial ownership in the following securities. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds), except that you must report Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds. Please check this box if an addendum is attached listing additional securities [ ]

------------------------------------------------------------------------------------------------------------------------------------
            SECURITY                                                                  TYPE OF              BROKER, DEALER, BANK
   (include interest rate and        NO. OF      PRICE PER      PRINCIPAL            PURCHASE            FUND OR FUND DISTRIBUTOR,
  maturity date, if applicable)      SHARES        SHARE         AMOUNT        (Direct or Indirect)       WHERE SECURITY IS HELD.D
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

      This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

4. As of the date below I maintain accounts with the brokers, dealers or banks listed below to hold securities and/or Nuveen Open-End Funds or Nuveen Affiliated Open-End Funds for my direct or indirect benefit. Please check this box if an addendum is attached listing additional accounts [ ]

------------------------------------------------------------------------------------------------------------------------------------
     BROKER, DEALER BANK,
         FUND OR FUND
       DISTRIBUTOR WHERE                    BENEFICIAL OWNER OF                                                    DATE ACCOUNT
        ACCOUNT IS HELD                           ACCOUNT                            ACCOUNT NUMBER                   OPENED
------------------------------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Signature:                            Signature:
            ----------------------                ------------------------------
             NWQ Employee                         Designated Compliance or Legal
                                                  Officer
     Name:                                 Name:
            ----------------------                ------------------------------
     Date:                                 Date:
            ----------------------                ------------------------------
            (No more than 10 days
            after employment)

                                                                       EXHIBIT D

           Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds

--------------------------------------------------------------------------------

Nuveen Multistate Trust IV
Nuveen Kansas Municipal Bond Fund
Nuveen Kentucky Municipal Bond Fund
Nuveen Michigan Municipal Bond Fund
Nuveen Missouri Municipal Bond Fund
Nuveen Ohio Municipal Bond Fund
Nuveen Wisconsin Municipal Bond Fund

Nuveen Municipal Trust
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen All-American municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund
Nuveen High Yield Municipal Bond Fund

Nuveen Multistate Trust I
Nuveen Arizona Municipal Bond Fund
Nuveen Colorado Municipal Bond Fund
Nuveen Florida Municipal Bond Fund
Nuveen Maryland Municipal Bond Fund
Nuveen New Mexico Municipal Bond Fund
Nuveen Pennsylvania Municipal Bond Fund
Nuveen Virginia Municipal Bond Fund

Nuveen Multistate Trust II
Nuveen California Municipal Bond Fund
Nuveen California Insured Municipal Bond Fund
Nuveen Connecticut Municipal Bond Fund
Nuveen Massachusetts Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund
Nuveen New York Municipal Bond Fund
Nuveen New York Insured Municipal Bond Fund

Nuveen Multistate Trust III
Nuveen Georgia Municipal Bond Fund
Nuveen Louisiana Municipal Bond Fund
Nuveen Northern Carolina Municipal Bond Fund
Nuveen Tennessee Municipal Bond Fund

Nuveen Balanced Stock and Bond Fund
Nuveen Balanced Municipal and Stock Fund
Nuveen Large-Cap Value Fund
Nuveen NWQ Global Value Fund
Nuveen NWQ Multi-Cap Value Fund
Nuveen NWQ International Value Fund
Nuveen NWQ Small Cap Value Fund
Nuveen NWQ Value Opportunities Fund
Nuveen Rittenhouse Growth Fund

Activa International Fund
ING International Value Choice Fund
ING MidCap Value Choice Fund
ING Small Cap Value Choice Fund
ING Global Value Choice Fund
HSBC Investor Value Fund
ML Global Selects-North American Large Cap Growth Portfolio I
MLIG Roszel/NWQ Small Cap Value Portfolio
MLIG Roszel/Rittenhouse Large Cap Growth Portfolio
MTB Large Cap Value Fund I
MTB Large Cap Value Fund II
The Timothy Plan Large/Mid Cap Growth Fund
UBS Fiduciary Trust Company Large Company Growth Portfolio
Wilshire Small Cap Value Fund

--------------------------------------------------------------------------------

                                                                       EXHIBIT E

                      NWQ INVESTMENT MANAGEMENT COMPANY LLC
                         ANNUAL REPORT OF NWQ EMPLOYEES

1. I hereby acknowledge that I have read and understand the Code of Ethics (The "Code") for Nuveen Investments Inc. and Subsidiaries as supplemented for NWQ Investment Management Company, LLC ("Firm") and recognize that I am subject thereto in the capacity of an NWQ Employee of the Firm.

2. I hereby certify that, during the year ended December 31, 200__, I have complied with the requirements of the Code and I have reported all securities transactions required to be reported pursuant to the Code as supplemented.

3. I hereby certify that I have not disclosed pending "buy" or "sell" orders for a client account to any non-employee, except where the disclosure occurred subsequent to the execution or withdrawal of an order.

4. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve a client account, such as any economic relationship between my transactions and securities held or to be acquired by a client account.

5. As of December 31, 200__, I had a direct or indirect beneficial ownership in the securities listed below. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds), except that you must report Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds. Please check this box if an addendum is attached listing additional securities [ ]

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             BROKER, DEALER, BANK,
             SECURITY                                                                   TYPE OF                   FUND OR FUND
    (include interest rate and        NO. OF       PRICE PER       PRINCIPAL            PURCHASE               DISTRIBUTOR WHERE
  maturity date, if applicable)       SHARES         SHARE           AMOUNT       (Direct or Indirect)          SECURITY IS HELD
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

      This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

6. As of the date below I maintain accounts with the brokers, dealers or banks listed below to hold securities and/or Nuveen Open-End Funds or Nuveen Affiliated Open-End Funds for my direct or indirect benefit. Please check this box if an addendum is attached listing additional accounts [ ]

------------------------------------------------------------------------------------------------------------------------------------
       BROKER, DEALER, BANK,
           FUND OR FUND
         DISTRIBUTOR WHERE                BENEFICIAL OWNER OF                                                   DATE ACCOUNT
          ACCOUNT IS HELD                       ACCOUNT                    ACCOUNT NUMBER                          OPENED
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Signature:                            Signature:
            ----------------------                ------------------------------
            NWQ Employee                          Designated Compliance or Legal
                                                  Officer

     Name:                                 Name:
            ----------------------                ------------------------------

     Date:                                  Date:
            ----------------------                ------------------------------
            (No later than 45 days
            after year-end)

                                                                       EXHIBIT E

                     NWQ Investment Management Company, LLC
                                 CODE OF ETHICS
                  ADDENDUM TO THE ANNUAL REPORT OF NWQ EMPLOYEE

------------------------------------------------------------------------------------------------------------------------------------
           SECURITY                                                             TYPE OF
  (include interest rate and      NO. OF     PRICE PER     PRINCIPAL            PURCHASE          BROKER, DEALER, BANK, FUND OR FUND
maturity date, if applicable)     SHARES       SHARE        AMOUNT       (Direct or Indirect)     DISTRIBUTOR WHERE SECURITY IS HELD
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

      This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

------------------------------------------------------------------------------------------------------------------------------------
        BROKER, DEALER,
       BANK, FUND OR FUND
       DISTRIBUTOR WHERE                    BENEFICIAL OWNER                                                       DATE ACCOUNT
          ACCOUNT HELD                         OF ACCOUNT                       ACCOUNT NUMBER                        OPENED
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Signature:                            Signature:
            ----------------------                ------------------------------
            NWQ Employee                          Designated Compliance or Legal
                                                  Officer

     Name:                                 Name:
            ----------------------                ------------------------------

     Date:                                  Date:
            ----------------------                ------------------------------
            (No later than 45 days
            after year-end)

                                                                       EXHIBIT F

                     NWQ Investment Management Company, LLC
                                 CODE OF ETHICS
     SECURITIES TRANSACTIONS REPORT FOR THE CALENDAR QUARTER ENDED:_________

1. During the quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership, and which are required to be reported pursuant to the Code of Ethics. (if none were transacted, write "none"). You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds), except that you must report Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds. (Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds held in a Nuveen 401(k) account are to be reported by arranging for a copy of your quarterly statement to be provided to NWQ's Designated Complianceor Legal Officer.)
      Please check this box if an addendum is attached listing additional securities [ ]

------------------------------------------------------------------------------------------------------------------------------------
          SECURITY                                                                         NATURE OF
   (include interest rate                                  PRICE                          TRANSACTION         BROKER, DEALER OR
    and maturity date, if       DATE OF       NO. OF        PER        PRINCIPAL       (Purchase, Sale,        BANK THROUGH WHOM
         applicable)             TRADE        SHARES       SHARE         AMOUNT             Other)                EFFECTED
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

      This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

2. During the quarter referred to above, I established on the dates indicated the following accounts in which securities and/or Nuveen Open-End Funds or Nuveen Affiliated Open-End Funds were held during the quarter for my direct or indirect benefit (if none were opened, write "none"). Please check this box if an addendum is attached listing additional accounts [ ]

------------------------------------------------------------------------------------------------------------------------------------
    BROKER, DEALER, BANK , FUND                  BENEFICIAL
      OR FUND DISTRIBUTOR WHERE                   OWNER OF
        ACCOUNT ESTABLISHED                        ACCOUNT                   ACCOUNT NUMBER                  DATE ACCOUNT OPENED
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

3. Except as noted on the reverse side of this report, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Firm or a client account, such as the existence of any economic relationship between my transactions and securities held or to be acquired by the Firm or a client account.

Signature:                            Signature:
            ----------------------                ------------------------------
            NWQ Employee                          Designated Compliance or Legal
                                                  Officer

     Name:                                 Name:
            ----------------------                ------------------------------

     Date:                                  Date:
            ----------------------                ------------------------------
            (No later than 30 days
            after year-end)

                                                                       EXHIBIT F

                     NWQ Investment Management Company, LLC
                                 CODE OF ETHICS
                                 ADDENDUM TO THE
     SECURITIES TRANSACTIONS REPORT FOR THE CALENDAR QUARTER ENDED:_________

------------------------------------------------------------------------------------------------------------------------------------
           SECURITY                                                                        NATURE OF
    (include interest rate                                  PRICE                          TRANSACTION         BROKER, DEALER OR
     and maturity date, if       DATE OF       NO. OF        PER        PRINCIPAL       (Purchase, Sale,          BANK THROUGH
         applicable)              TRADE        SHARES       SHARE         AMOUNT             Other)              WHOM EFFECTED
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

      This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

------------------------------------------------------------------------------------------------------------------------------------
    BROKER, DEALER OR
       BANK THROUGH                        BENEFICIAL OWNER                                                          DATE ACCOUNT
      WHOM EFFECTED                           OF ACCOUNT                         ACCOUNT NUMBER                         OPENED
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Signature:                            Signature:
            ----------------------                ------------------------------
            NWQ Employee                          Designated Compliance or Legal
                                                  Officer

     Name:                                 Name:
            ----------------------                ------------------------------

     Date:                                  Date:
            ----------------------                ------------------------------
            (No later than 30 days
            after year-end)

                               NUVEEN INVESTMENTS
          (Including Certain Subsidiaries of Nuveen Investments, Inc.)

                            NUVEEN DEFINED PORTFOLIOS
                             NUVEEN CLOSED-END FUNDS
                              NUVEEN OPEN-END FUNDS

                                 CODE OF ETHICS
                                       AND
                             REPORTING REQUIREMENTS

                                February 1, 2005
                            As Revised August 1, 2005

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------

I.     Introduction .................................................      4
II.    General Principles ...........................................      4
III.   Standards of Business Conduct ................................      5

       A.   Fiduciary Standards .....................................      5
       B.   Compliance with Laws and Company Policies ...............      5
       C.   Conflicts of Interest ...................................      5
       D.   Gifts ...................................................      6
       E.   Outside Directorships ...................................      6
       F.   Protection of Confidential Information ..................      6
       G.   Payments to Government Officials and
              Political Contributions ...............................      7

IV.    Insider Trading ..............................................      7

       A.   Insider Trading .........................................      7
       B.   Insider Status ..........................................      7
       C.   Material Nonpublic Information ..........................      8
       D.   Identifying Inside Information ..........................      8
       E.   Reporting Suspected Insider Information .................      8

V.     Personal Securities Transactions .............................      9

       A.     Trading Restrictions for All Employees ................      9

            1.   Stock of Nuveen Investments, Inc ...................      9
            2.   Initial Public Offerings ...........................      9
            3.   Limited Offerings ..................................      9

       B.   Additional Trading Restrictions for Access Persons ......      9

            1.   Securities on Pre-Clearance or Black-Out Lists .....      9
            2.   Securities Being Purchased or Sold in
                   Client Accounts ..................................      9

       C.   Additional Trading Restrictions for Investment Persons ..     10

            1.   Securities Eligible for Purchase or Sale
                   by Client Accounts ...............................     10
            2.   Securities Traded Within Seven Days Before
                   a Client Transaction .............................     10

                                                                        Page No.
                                                                        --------

       D.   Other Trading Restrictions ..............................      10

            1.   Transactions in Certain Closed-End Funds ...........      10
            2.   Non-Interested Directors of Nuveen Funds ...........      10
            3.   Frequent Trading in Shares of Certain
                   Open-End Funds ...................................      11
            4.   Excessive or Abusive Trading .......................      11

       E.   Exceptions to Trading Restrictions ......................      11

       F.   Reporting Requirements ..................................      12

            1.   General Reporting Requirements .....................      12
            2.   Initial Holdings Report ............................      12
            3.   Annual Holdings Report .............................      13
            4.   Quarterly Transaction Reports ......................      13
            5.   Transaction Reports of Non-Interested Directors ....      14
            6.   Brokerage Statements ...............................      14

       G.   Exceptions to Reporting Requirements ....................      14

       H.   Procedures ..............................................      15

            1.   Notification of Status of an Access Person
                   or Investment Person .............................      15
            2.   Maintenance of Access Person Master List ...........      15
            3.   Procedure for Requesting Prior Written Approval ....      15
            4.   Monitoring of Personal Securities Transactions .....      15

VI.    Administration and Enforcement ...............................      15

       A.   Approval of Code ........................................      15
       B.   Reporting to Fund Boards ................................      16
       C.   Duty to Report Violations ...............................      16
       D.   Sanctions for Violation of the Code .....................      16
       E.   Form ADV Disclosure .....................................      17
       F.   Interpretation of Code and the Granting of Waivers ......      17

VII.   Recordkeeping ................................................      17

VIII.  Definitions ..................................................      18

                                 I. INTRODUCTION

This Code of Ethics ("Code") is adopted by the subsidiaries of Nuveen Investments, Inc. ("Nuveen") identified on Schedule I hereto, as may be amended from time to time (each a "Nuveen Subsidiary" and, together with Nuveen's other subsidiaries, "Nuveen Investments") in recognition of their fiduciary obligations to clients and in accordance with Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the Investment Company Act of 1940. Among other things, these rules require a registered investment adviser to establish, maintain and enforce a written code of ethics that includes:

      o Standards of business conduct designed to reflect the adviser's fiduciary obligations as well as those of its employees (including persons who provide investment advice on behalf of the adviser and who are subject to the adviser's supervision and control) and "access persons" (as defined in Section VIII below);

      o Provisions requiring employees and access persons to comply with applicable federal securities laws;

      o     Provisions designed to detect and prevent improper personal trading;

      o Provisions requiring access persons to make periodic reports of their personal securities transactions and holdings and requiring the adviser to review such reports;

      o Provisions requiring employees and access persons to report any violations under the code of ethics promptly to the chief compliance officer or other designated persons; and

      o Provisions requiring the adviser to provide to each of its employees and access persons a copy of the code of ethics and any amendments and requiring employees and access persons to provide a written acknowledgment of receipt.

Additionally, this Code is adopted by the Nuveen Defined Portfolios and, with respect to the provisions addressing non-interested directors (as defined in Section VIII below), by the Nuveen Open-End Funds and Closed End-Funds, pursuant to Rule 17j-1.

Each Nuveen Subsidiary, through its compliance officers, legal officers and/or other personnel designated on Schedule II hereto ("Designated Compliance or Legal Officers") shall be responsible for the day-to-day administration of this Code with respect to those employees and access persons under the direct supervision and control of such Nuveen Subsidiary.

                             II. GENERAL PRINCIPLES

This Code is designed to promote the following general principles:

      o Nuveen Investments and its employees and access persons have a duty at all times to place the interests of clients first;

      o Employees and access persons must conduct their personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of their positions of trust and responsibility;

      o Employees and access persons may not use knowledge about pending or currently considered securities transactions for clients to profit personally;

      o Information concerning the identity of security holdings and financial circumstances of clients is confidential; and

      o     Independence in the investment decision-making process is paramount.

                       III. STANDARDS OF BUSINESS CONDUCT

A. Fiduciary Standards

Nuveen Investments strives at all times to conduct its investment advisory business in strict accordance with its fiduciary obligations. It is Nuveen Investments' policy to protect the interest of each of its clients and to place the client's interest first and foremost. Nuveen Investments' fiduciary responsibilities include the duty of care, loyalty, honesty, and good faith. It is therefore imperative that employees and access persons provide full and fair disclosure of all relevant facts concerning any potential or actual conflict of interest, make investment decisions and recommendations that are suitable for clients, and seek best execution for client transactions in accordance with each Nuveen Subsidiary's best execution policies and procedures.

B. Compliance with Laws and Company Policies

Nuveen Investments operates in a highly regulated business environment, and has adopted many policies and procedures applicable to the conduct of its employees and access persons, including the Nuveen Investments, Inc. Code of Business Conduct and Ethics. Employees and access persons must respect and comply with all laws, rules and regulations which are applicable to Nuveen Investments in the conduct of its business. Without limiting the foregoing, it is especially important that employees and access persons comply with applicable federal securities laws, which prohibit, among other things, the following:

      o     Employing any device, scheme or artifice to defraud a client;

      o Making any untrue statement of a material fact to a client or omitting to state a material fact necessary in order to make statements made to a client, in light of the circumstances under which they are made, not misleading;

      o Engaging in any act, practice or course of business that operates or would operate as a fraud or deceit upon a client;

      o     Engaging in any manipulative practice with respect to a client; and

      o Engaging in any manipulative practice with respect to securities, including price manipulation.

C. Conflicts of Interest

Compliance with Nuveen Investments' fiduciary obligations can be achieved by avoiding conflicts of interest and by fully disclosing all material facts concerning any conflict that does arise with respect to a client.

Conflicts of interest may arise, for example, when an employee or access person favors the interests of one client over another (e.g., a larger account over a smaller account, an account compensated by performance fees over an account not so compensated, or an account of a close friend or relative) without a legitimate reason for doing so. Employees and access persons are prohibited from engaging in inappropriate favoritism among clients that would constitute a breach of fiduciary duty.

Conflicts may arise when an employee or access person has a material interest in or relationship with the issuer of a security that he or she is recommending or purchasing for a client. Conflicts may also arise when an employee or access person uses knowledge about pending or currently considered securities transactions for clients to profit personally. Restrictions on personal securities transactions are addressed in detail in Section V below.

Conflicts of interest may not always be clear-cut. Any employee or access person of a Nuveen Subsidiary who becomes aware of a conflict of interest or potential conflict involving a client account should bring it to the attention to one of the Subsidiary's Designated Compliance or Legal Officers.

D. Gifts

Employees and access persons are restricted from accepting gifts from any person or entity that does business with or on behalf of Nuveen Investments or any client account. For this purpose, "gift" has the same meaning as in Rule 2830 of the National Association of Securities Dealers Conduct Rules. Gifts received by an employee from any one person or entity may not have an aggregate market value of more than $100 per year. Employees and access persons are also subject to the restrictions in Rule 2830 with respect to accepting non-cash compensation in the way of entertainment, including meals, golfing and tickets to cultural and sporting events. Employees and access persons are similarly restricted from giving gifts and providing entertainment to others. For more information, refer to Nuveen Investments' Cash and Non-Cash Compensation Procedures.

E. Outside Directorships and Outside Business Activities

Employees and access persons may not serve on the board of directors of any publicly traded company or engage in outside business activities without prior written approval from the General Counsel of Nuveen Investments or his or her designee. Employees and access persons must also obtain prior written approval to serve on the board of directors of not-for-profit organizations. If approval is granted, the individual must report such service or activities on an annual basis.(1)

F. Protection of Confidential Information

Each employee and access person of a Nuveen Subsidiary must preserve the confidentiality of non-public information learned in the course of his or her employment, including nonpublic information about Nuveen Investments' securities recommendations and client securities holdings and transactions. Employees and access persons may not misuse such information or disclose such information, whether within or outside Nuveen Investments, except to authorized persons who need to know the information for business purposes. Employees and access persons must comply with all laws, rules and

----------
(1)Employees and access persons who receive authorization to serve as board members of publicly traded companies must be isolated through information barriers from those persons making investment decisions concerning securities issued by the entities involved.

regulations concerning the protection of client information including, without limitation, Regulation S-P.

G. Payments to Government Officials and Political Contributions

No payment can be made directly or indirectly to any employee, official or representative of any governmental agency or any party or candidate for the purposes of influencing any act or decision on behalf of Nuveen Investments. Employees and access persons are free to participate as individuals in political activities, but are prohibited from engaging in such activities as a representative of Nuveen Investments and from using the name or credibility of Nuveen Investments in connection with political activities. Nuveen Investments will not reimburse any employee or access person for any political contributions or similar expenses.

                               IV. INSIDER TRADING

Nuveen Investments has adopted Policies and Procedures Designed to Detect and Prevent Insider Trading and to Preserve Confidential Information. These policies and procedures prohibit employees and access persons from trading, either personally or on behalf of others, on the basis of material nonpublic information in violation of the law. This conduct is frequently referred to as "insider trading." Nuveen Investments' policies and procedures to prevent insider trading apply to every employee and access person and extend to activities within and outside such individual's duties at Nuveen Investments.

A. Insider Trading

The term "insider trading" is not defined in the federal securities laws, but generally is used to refer to the use of material nonpublic information to trade in securities (whether or not one is an "insider") or to communications of material nonpublic information to others. While the law concerning insider trading is not static, it is generally understood that the law prohibits:

      o Trading by an insider while in possession of material nonpublic information;

      o Trading by a non-insider while in possession of material nonpublic information where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated; and

      o     Communicating material nonpublic information to others.

B. Insider Status

The concept of an "insider" is broad. It includes officers and employees of a company or other entity such as a municipality. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, bank lending officers, investment advisers and the employees of such organizations.

C. Material Nonpublic Information

Trading on inside information is not a basis for liability unless the information is material. "Material information" generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Information that officers and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments. Information is nonpublic until it has been effectively communicated to the marketplace. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the Securities and Exchange Commission, or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public.

D. Identifying Inside Information.

Before trading for yourself or others in the securities of a company about which you may have potential inside information, ask yourself the following questions:

      o Is the information material? Is this information that an investor would consider important in making his or her investment decisions? Is this information that would substantially affect the market price of the securities if generally disclosed?

      o Is the information nonpublic? To whom has this information been provided? Has the information been effectively communicated to the marketplace?

E. Reporting Suspected Inside Information.

If, after consideration of the above, you believe that the information is material and nonpublic, or if you have questions as to whether the information is material and nonpublic, you should take the following steps:

      o     Report the matter immediately to a Designated Compliance or Legal
            Officer;

      o Do not purchase or sell the securities on behalf of yourself or others; and

      o Do not communicate the information inside or outside of Nuveen Investments, other than to a Designated Compliance or Legal Officer.

After a Designated Compliance or Legal Officer has reviewed the issue, you will be instructed to continue the prohibitions against trading and communication, or you will be allowed to trade and communicate the information.

Questions regarding Nuveen Investments' policies and procedures to prevent insider trading should be referred to a Designated Compliance or Legal Officer.

                       V. PERSONAL SECURITIES TRANSACTIONS

Set forth below are the restrictions on personal trading applicable to employees and access persons, including "investment persons" (as defined in Section VIII below), of each Nuveen Subsidiary. A Nuveen Subsidiary may implement more restrictive requirements for employees under its direct supervision and control by adopting supplement procedures under this Section V. Also included are certain restrictions that apply to the non-interested directors of the Nuveen Funds.

A. Trading Restrictions for All Employees

      1. Stock of Nuveen Investments, Inc. No employee, officer or director of any Nuveen Subsidiary may purchase or sell, directly or indirectly for any account in which he or she has "beneficial ownership" (as defined in Section VIII below), any security issued by Nuveen Investments, Inc. ("JNC") without prior written approval as specified in subsection H below.(2)

      2. Initial Public Offerings. No employee, officer or director of any Nuveen Subsidiary may purchase, directly or indirectly for any account in which he or she has beneficial ownership, any security in an "initial public offering" (as defined in Section VIII below).

      3. Limited Offerings. No employee, officer or director of any Nuveen Subsidiary may purchase, directly or indirectly for any account in which he or she has beneficial ownership, any security in a "limited offering" (as defined in Section VIII below) without prior written approval.(3)

B. Additional Trading Restrictions for Access Persons (Including Investment Persons)

      1. Securities on Pre-Clearance or Black-Out Lists. No access person of a Nuveen Subsidiary that issues a pre-clearance list or a black-out list to which such access person is subject may:

      o Purchase or sell, directly or indirectly for any account in which he or she has beneficial ownership, any security appearing on such pre-clearance list without prior written approval; or

      o Purchase or sell, directly or indirectly for any account in which he or she has beneficial ownership, any security appearing on such black-out list.

      2. Securities Being Purchased or Sold in Client Accounts. No access person of any Nuveen Subsidiary may purchase or sell, directly or indirectly for any account in which he or she has beneficial ownership, any security that to his or her actual

----------
(2)This restriction applies to transactions in JNC securities held in Nuveen Investments' 401(k)/Profit Sharing Plan unless such transactions are made automatically in accordance with a predetermined schedule or allocation.

(3)A decision to grant approval will take into account, among other factors, whether the investment opportunity would be consistent with the strategies and objectives of a client account and whether the opportunity is being offered to the access person by virtue of his or her position with Nuveen Investments.

knowledge is then being purchased or sold or actively being considered for purchase or sale by a client of Nuveen Investments. This restriction, however, does not apply when the purchase or sale by the client account is a "maintenance trade" or an "unsupervised trade" (as defined in Section VIII below).

C. Additional Trading Restrictions for Investment Persons

      1. Securities Eligible for Purchase or Sale by Client Accounts. Except with prior written approval, no investment person of a Nuveen Subsidiary may purchase or sell, directly or indirectly for any account in which he or she has beneficial ownership, any security eligible for purchase or sale by a client account for which such investment person has responsibility.(4)

      2. Securities Traded Within Seven Days Before a Client Transaction. In the event that a client account purchases a security within 7 days following the purchase, or sells a security within 7 days following the sale, of the same security by an investment person who has responsibility for the client account, the investment person may be required to dispose of the security and/or disgorge any profits associated with his or her transaction. Such disposal and/or disgorgement may be required notwithstanding any prior written approval granted pursuant to paragraph C.1 above, unless the purchase or sale by the client account is a maintenance trade or unsupervised trade.

D. Other Trading Restrictions

      1. Transactions in Certain Closed-End Funds. No employee of a Nuveen Subsidiary in Chicago may purchase or sell, directly or indirectly for any account in which he or she has beneficial ownership, any shares of a Nuveen Closed-End Fund (as defined in Section VIII below) or other closed-end fund advised or subadvised by a Nuveen Subsidiary without prior written approval. In addition, no employee, officer or director of any Nuveen Subsidiary who is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 by reason of his or her position with a Nuveen Closed-End Fund or other closed-end fund subadvised by a Nuveen Subsidiary may purchase or sell, directly or indirectly for any account in which he or she has beneficial ownership, any shares of such fund without prior written approval.

      2. Non-Interested Directors of Nuveen Funds. A non-interested director of a Nuveen Fund is nonetheless deemed an "access person" of the Fund under Rule 17j-1. Accordingly, in connection with his or her purchase or sale of a security held or to be acquired by the Fund, such non-interested director may not: engage in any act or practice that operates as a fraud or deceit upon the Fund; make any material misstatement or omission to the Fund; or engage in any manipulative practice with respect to the Fund. Under this Code, a non-interested director of a Nuveen Fund:

      o May not purchase or sell shares of a Nuveen Closed-End Fund without prior written approval;

      o May not purchase any security issued by JNC or its parent, St. Paul Travelers Companies, Inc.;

----------
(4)Written approval may be withheld unless it is determined that the transaction is unlikely to present an opportunity for abuse and there has been no trade (other than a maintenance trade or unsupervised trade) of the same security in a client account for which the investment person has some responsibility within 7 days preceding the request.

      o May purchase or sell other securities which are eligible for purchase or sale by a Nuveen Fund, including securities in an initial public offering or limited offering, without prior written approval unless such non-interested director has actual knowledge that the securities are being purchased or sold, or are actively being considered for purchase or sale, by the Nuveen Fund.

      3. Frequent Trading in Shares of Certain Open-End Funds. Employees and access persons of each Nuveen Subsidiary must adhere to the restrictions on frequent trading set forth in the registration statement of any Nuveen Open-End Fund (as defined in Section VIII below) and any other open-end fund advised or subadvised by a Nuveen Subsidiary.

      4. Excessive or Abusive Trading. Nuveen Investments understands that it is appropriate for employees and access persons to participate in the securities markets as part of their overall personal investment programs. However, excessive personal trading (as measured in terms of frequency, complexity of trading programs, numbers of trades or other measures) and other personal trading patterns that involve opportunities for abuse are inconsistent with the fiduciary principles and this Code. Accordingly, if the trading by an employee or access person in any account, including but not limited to a 401(k) plan, appears to be excessive or otherwise abusive, the Designated Compliance or Legal Officers of the applicable Nuveen Subsidiary may place additional restrictions on such trading.

E. Exceptions to Trading Restrictions

The restrictions on personal securities trading set forth in Sections A through D above do not apply to the following:

      1. Transactions in securities over which a person has no direct or indirect influence or control;(5)

      2. Transactions effected pursuant to an "automatic investment plan" (as defined in Section VIII below);

      3. Transactions in securities issued by the U.S. Government, bankers' acceptances, bank certificates of deposit, commercial paper, and high-quality short-term debt instruments, including repurchase agreements;

      4. Transactions in shares issued by registered open-end investment companies (other than the restrictions on frequent trading in shares of Nuveen Open-End Funds and other open-end funds advised or subadvised by a Nuveen Subsidiary);

      5. Transactions in shares of unit investment trusts that are invested exclusively in one or more registered open-end investment companies;

      6. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuers, and sales of such rights so acquired;

----------
(5)This would include securities transactions in accounts over which a person has granted full discretionary authority to another party that does not have beneficial ownership in the securities, such as a separately managed account for which a third party has full and exclusive discretion, provided that the Designated Compliance or Legal Officers receive written notice of such grant of authority.

      7. Acquisitions of securities through stock dividends, dividend reinvestments, stock splits, reverse stock splits, mergers, consolidations, spin-offs, and other similar corporate reorganizations or distributions generally applicable to all holders of the same class of securities; and

      8. Transactions that are non-volitional on the part of the access person, including the call by a third party of an option on securities owned by the access person.

The Designated Compliance or Legal Officers of a Nuveen Subsidiary may grant other exceptions on a case-by-case basis upon a determination that the conduct at issue is unlikely to present an opportunity for abuse. The person seeking such exemption must make a request to the Designated Compliance or Legal Officers and must receive prior written approval before the exemption becomes effective.

F. Reporting Requirements

      1. General Reporting Requirements. Nuveen Investments will deliver a copy of this Code to each employee and access person of a Nuveen Subsidiary and will notify any person who is an access person or investment person of a Nuveen Subsidiary under this Code promptly upon such person's becoming an access person or investment person. Shortly after receipt of a copy of the Code, the recipient shall be asked to acknowledge that he or she:

      o     Has received a copy of the Code;

      o     Has read and understands the Code;

      o     Agrees that he or she is legally bound by the Code; and

      o     Will comply with all requirements of the Code.

Nuveen Investments shall thereafter also deliver to each employee and access person a copy of any amendments to the Code.

      2. Initial Holdings Report. Each access person of a Nuveen Subsidiary must submit to a Designated Compliance or Legal Officer a report of all holdings in securities within 10 days of becoming an access person. The report must include the following information current as of a date not more than 45 days prior to the date of becoming an access person:

      o Title, type, exchange ticker symbol or CUSIP number, number of shares and principal amount of each security;

      o Name of any broker, dealer or bank with which the access person maintains an account; and

      o     Date on which the report is submitted.

Unless one of the exceptions set forth in Section G below applies, beneficial ownership of shares of Nuveen Open-End Funds, including shares held in the Nuveen Investments 401(k)/Profit Sharing Plan, and shares of any other open-end fund for which a Nuveen Subsidiary serves as an adviser or subadviser, must be included in the initial holdings report. See Schedule III for a list of such funds.

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

An access person's initial holdings report may be in the form of broker, dealer, bank or fund account statements, written information provided by the administrator of the Nuveen Investments 401(k)/Profit Sharing Plan, or in such other form approved by the Designated Compliance or Legal Officers.

      3. Annual Holdings Report. Access persons must submit to a Designated Compliance or Legal Officer a report of all security holdings within 45 days after the end of each calendar year. The report must include the following information current as of the last day of the calendar year:

      o Title, type, exchange ticker symbol or CUSIP number, number of shares and principal amount of each security;

      o Name of any broker, dealer or bank with which the access person maintains an account; and

      o     Date on which the report is submitted.

Unless one of the exceptions set forth in Section G below applies, beneficial ownership of shares of Nuveen Open-End Funds, including shares held in the Nuveen Investments 401(k)/Profit Sharing Plan, and shares of any other open-end fund for which a Nuveen Subsidiary serves as an adviser or subadviser, must be included in the annual holdings report. See Schedule III for a list of such funds.

An access person's annual holdings report may be in the form of broker, dealer, bank or fund account statements, written information provided by the administrator of the Nuveen Investments 401(k)/Profit Sharing Plan, or in such other form approved by the Designated Compliance or Legal Officers.

      4. Quarterly Transaction Reports. Access persons must submit to a Designated Compliance or Legal Officer transaction reports no later than 30 days after the end of each calendar quarter covering all transactions in securities during the quarter. The report must include:

      o Date of transaction, title, exchange ticker symbol or CUSIP number, interest rate and maturity date (if applicable), number of shares and principal amount of each security involved;

      o Nature of the transaction (e.g., purchase, sale or any other acquisition or disposition);

      o     Price at which the transaction was effected;

      o Name of broker, dealer, or bank through which the transaction was effected;

      o Name of broker, dealer or bank with whom any new account was established and the date such account was established; and

      o     Date on which the report is submitted.

Unless one of the exceptions set forth in Section G below applies, transactions in shares of Nuveen Open-End Funds, including transactions in shares held in the Nuveen Investments 401(k)/Profit Sharing Plan, and transactions in shares of any other open-end fund for which a Nuveen Subsidiary serves as an adviser or subadviser, must be included in the quarterly transaction report. See Schedule III for a list of such funds.

An access person's quarterly transaction reports may be in the form of broker, dealer, bank or fund account statements, written information provided by the administrator of the Nuveen Investments 401(k)/Profit Sharing Plan, or in such other form approved by the Designated Compliance or Legal Officers.

      5. Transaction Reports of Non-Interested Directors. Non-interested directors of a Nuveen Fund must report a personal securities transaction only if such director, at the time of that transaction, knew that during the 15-day period immediately preceding or subsequent to the date of the transaction by the director, such security was purchased or sold by the fund or was being considered for purchase or sale by the fund. Non-interested directors must report securities transactions meeting these requirements within 30 days after the end of each calendar quarter.

      6. Brokerage Statements. Each employee of a Nuveen Subsidiary must instruct his or her broker, dealer, or bank to send duplicate confirmations and copies of periodic statements of all securities transactions in their accounts (including, for access persons, accounts held directly with any Nuveen Open-End Fund or other open-end fund subadvised by a Nuveen Subsidiary), unless one of the exceptions in Section G below applies. With respect to transactions in the Nuveen Investments 401(k)/Profit Sharing Plan, this requirement is deemed satisfied by virtue of the reports being sent by the plan administrator directly to the Human Resources Department and/or the Legal and Compliance Department.

G. Exceptions to Reporting Requirements

The following holdings and/or transactions are not required to be included in the reports described in Section F above:

      1. Holdings and transactions in securities over which a person has no direct or indirect influence or control need not be included in any holding report or quarterly transaction report; (6)

      2. Transactions effected pursuant to an automatic investment plan, including transactions in Nuveen Investments' 401(k)/Profit Sharing Plan and any dividend reinvestment plan need not be included in any quarterly transaction report, unless such transactions override or deviate from the pre-set schedule or allocations of such automatic investment plan;

      3. Holdings and transactions in securities issued by the U.S. Government, bankers' acceptances, bank certificates of deposit, commercial paper, and high-quality short-term debt instruments, including repurchase agreements, need not be included in any holding report or quarterly transaction report;

      4. Holdings and transactions in shares issued by open-end funds that are not advised or subadvised by a Nuveen Subsidiary need not be included in any holding report or quarterly transaction report; and

----------
(6)This would include securities transactions in accounts over which a person has granted full discretionary authority to another party that does not have beneficial ownership in the securities, such as a separately managed account for which a third party has full and exclusive discretion, provided that the Designated Compliance or Legal Officers receive written notice of such grant of authority.

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

      5. Holdings and transactions in shares of unit investment trusts that are invested exclusively in one or more open-end funds that are not advised or subadvised by a Nuveen Subsidiary need not be included in any holding report or quarterly transaction report.

H. Procedures

      1. Notification of Status as an Access Person or Investment Person. Nuveen Investments will notify each person who is considered to be an access person or investment person under this Code.

      2. Maintenance of Access Person Master List. Each Nuveen Subsidiary will maintain and update an access person master list containing the names of its access persons and investment persons who are subject to this Code. It will also maintain a list of all open-end funds for which any Nuveen Subsidiary serves as an adviser or subadviser.

      3. Procedure for Requesting Prior Written Approval. A request for prior written approval required by Sections A through E above may be made orally or in writing (including by e-mail) to a Designated Compliance or Legal Officer of the applicable Nuveen Subsidiary. Such requests must include the following information:

      o     Title, ticker symbol or CUSIP number;

      o     Type of security (bond, stock, note, etc.);

      o Maximum expected dollar amount or number of shares of proposed transaction;

      o     Nature of the transaction (purchase, sale or limit order); and

      o     Broker's name and account number.

The person granting approval of a transaction will create an e-mail or other written record setting forth the terms of the approval and will copy the other employees and access persons who need to know such information.

The person making the request will have one business day to execute an approved transaction at market or to place or cancel a limit order. Failure to execute the approved transaction within one business day will require the person to re-submit their pre-clearance request as described above. The automatic execution of an order does not require an additional approval.

      4. Monitoring of Personal Securities Transactions. Designated Compliance or Legal Officers will review personal securities transactions and holdings reports periodically.

                       VI. ADMINISTRATION AND ENFORCEMENT

A. Approval of Code

This Code must be approved by each Nuveen Subsidiary identified on Schedule I hereto, the principal underwriter or depositor of the Nuveen Defined Portfolios, the board of directors of the Nuveen Open-End and Closed-End Funds, and the board of directors or trustees of any other fund for which a Nuveen Subsidiary serves as an adviser or subadviser. Material amendments must be approved by such fund boards (or principal underwriter or depositor in the case of a unit investment trust) within six months of the amendment.

B. Reporting to Fund Boards

Nuveen Investments or the applicable Nuveen Subsidiary must provide an annual written report to the board of directors of any Nuveen Fund or other fund for which a Nuveen Subsidiary serves as an adviser or subadviser (other than a unit investment trust). The report must:

      o Describe any issues arising under the Code since the last report, including information about material violations of the Code and sanctions imposed in response to such violations; and

      o Certify that the adopted procedures in the Code are reasonably necessary to prevent access persons from violating the Code.

C. Duty to Report Violations

Employees and access persons must report violations of the Code promptly to a Designated Compliance or Legal Officer of the applicable Nuveen Subsidiary, who in turn must report all such violations to such Subsidiary's Chief Compliance Officer. Such reports will be treated confidentially to the extent permitted by law and investigated promptly.

D. Sanctions for Violation of the Code

Employees and access persons of a Nuveen Subsidiary may be subject to sanctions for violations of the specific provisions or general principles of the Code. Violations by such persons will be reviewed and sanctions determined by the General Counsel of Nuveen Investments, the Chief Compliance Officer of the applicable Nuveen Subsidiary, or their designee(s). Sanctions which may be imposed include:

      o     Formal warning;

      o     Restriction of trading privileges;

      o     Disgorgement of trading profits;

      o     Fines; and/or

      o     Suspension or termination of employment.

The factors which that may be considered when determining the appropriate sanctions include, but are not limited to:

      o     Harm to a client's interest;

      o     Extent of unjust enrichment;

      o     Frequency of occurrence;

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

      o Degree to which there is personal benefit from unique knowledge obtained through a person's position with a Nuveen Subsidiary or its clients.

      o     Degree of perception of a conflict of interest;

      o Evidence of fraud, violation of law, or reckless disregard of a regulatory requirement; and/or

      o Level of accurate, honest and timely cooperation from the person subject to the Code.

Violations by non-interested directors of a Nuveen Fund will be reviewed and sanctions determined by the other non-interested directors of such fund or a committee thereof.

E. Form ADV Disclosure

Each Nuveen Subsidiary that is an investment adviser must include on Schedule F of Part II of its Form ADV a description of the Code and a statement that such Nuveen Subsidiary will provide a copy of the Code to any client or prospective client upon request.

F. Interpretation of Code and the Granting of Waivers

Questions concerning the interpretation or applicability of the provisions of this Code, and the granting of waivers hereunder, may be determined by the General Counsel of Nuveen Investments, the Chief Compliance Officer of the applicable Nuveen Subsidiary, or their designees.

                               VII. RECORDKEEPING

Nuveen Investments will maintain the following records in a readily accessible place in accordance with Rule 17j-1(f) under the Investment Company Act of 1940 and Rule 204-2 under the Investment Advisers Act of 1940.

      o A copy of each Code that has been in effect at any time during the past five years;

      o A record of any violation of the Code and any action taken as a result of such violation for five years from the end of the fiscal year in which the violation occurred;

      o A record of all written acknowledgements of receipt of the Code and amendments for each person who is currently, or within the past five years was, an access person;

      o Holdings and transactions reports made pursuant to the Code, including any brokerage confirmation and account statements made in lieu of these reports;

      o A list of the names of persons who are currently, or within the past five years were, access persons;

      o A record of any decision and supporting reasons for approving the acquisition of securities by access persons in initial public offerings or limited offerings for at least five years after the end of the fiscal year in which approval was granted;

      o Any decisions that grant employees and access persons a waiver from or exception to the Code;

      o A record of persons responsible for reviewing access persons' reports currently or during the last five years; and

      o A copy of reports provided to a fund's board of directors regarding the Code.

                                VIII. DEFINITIONS

A. Access Person

Consistent with the provisions of Rule 204A-1(e)(1) under the Investment Advisers Act of 1940, an "access person" of a Nuveen Subsidiary means any partner, officer or director (or other person occupying a similar status or performing similar functions) or employee of such Nuveen Subsidiary (including any person who provides investment advice on behalf of such Nuveen Subsidiary and is subject to the Nuveen Subsidiary's supervision and control) who:

      o With respect to a particular client of the Nuveen Subsidiary, has access to nonpublic information regarding the client's purchase or sale of securities;

      o Has access to nonpublic information regarding the portfolio holdings of any Nuveen Fund or of any other fund for which the Nuveen Subsidiary serves as an adviser or subadviser; or

      o Is involved in making securities recommendations to clients of the Nuveen Subsidiary or has access to such recommendations that are nonpublic.

According to Rule 204A-1(e)(1), any director, officer or partner of a Nuveen Subsidiary is presumed to be an access person of such Nuveen Subsidiary.

In addition to the foregoing and in accordance with Rule 17j-1(a)(2) under the Investment Company Act of 1940, an access person of a Nuveen Subsidiary also includes (y) any director, officer, general partner or employee of the Nuveen Subsidiary or of any company in a control relationship with such Nuveen Subsidiary who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities by a registered investment company client or whose functions relate to the making of such recommendations and (z) any natural person in a control relationship with the Nuveen Subsidiary who obtains information concerning recommendations made to a registered investment company client.

Finally, an access person also includes any other person designated as such by Nuveen Investments or a Nuveen Subsidiary.

B. Automatic Investment Plan

"Automatic investment plan" means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance

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

with a predetermined schedule and allocation. An automatic investment plan includes a dividend reinvestment plan.

C. Beneficial Ownership

"Beneficial ownership" means having or sharing a direct or indirect pecuniary interest in a security through any contract, arrangement, understanding, relationship or otherwise. The term "pecuniary interest" means the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the subject securities. See Rule 16a-1(a)(2) under the Securities Exchange Act of 1934. The pecuniary interest standard looks beyond the record owner of securities. As a result, the definition of beneficial ownership is very broad and encompasses many situations that might not ordinarily be thought to confer a "pecuniary interest" in, or "ownership" of, securities, including the following:

      o Family Holdings. As a general rule, you are regarded as the beneficial owner of securities not only in your name but held in the name of members of your immediate family, including: your spouse or domestic partner; your child or other relative who shares your home or, although not living in your home, is economically dependent upon you; or any other person if you obtain from such securities benefits substantially similar to those of ownership.

      o Partnership and Corporate Holdings. A general partner of a general or limited partnership will generally be deemed to beneficially own securities held by the partnership, so long as the partner has direct or indirect influence or control over the management and affairs of the partnership. A limited partner will generally not be deemed to beneficially own securities held by a limited partnership, provided he or she does not own a controlling voting interest in the partnership. If a corporation is your "alter ego" or "personal holding company," the corporation's holdings of securities will be attributable to you.

      o Investment Clubs. You are deemed to beneficially own securities held by an investment club of which you or a member of your immediate family (as defined above) is a member. Membership in investment clubs must be pre-approved by a Designated Compliance or Legal Officer .

      o Trusts. You are deemed to beneficially own securities held in trust if any of the following is true: you are a trustee and either you or members of your immediate family (as defined above) have a monetary interest in the trust, whether as to principal or income; you have a vested beneficial interest in the trust; or you are settlor of the trust and you have the power to revoke the trust without obtaining the consent of all the beneficiaries. See Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

D. Control

"Control" of a company means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company, and a control relationship exists when a company controls, is controlled by, or is under common control with, another company. Any person who owns beneficially, either directly or through one or more controlled companies, more than twenty-five percent (25%) of the voting securities of a company shall be presumed to control such company. Any person who does not so own more than twenty-five percent (25%) of the voting securities of any company shall be presumed not to control such company. A natural person shall be presumed not to be a controlled person.

E. Fund

"Fund" means an investment company registered under the Investment Company Act of 1940.

F. Initial Public Offering

"Initial public offering" means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934.

G. Investment Person

"Investment person" means an access person of a Nuveen Subsidiary who (i) in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities for a client account or (ii) is a natural person in a control relationship with a Nuveen Subsidiary and obtains information concerning recommendations made to a client account. Investment persons of a Nuveen Subsidiary include portfolios managers, portfolio assistants, securities analysts and traders employed by such Nuveen Subsidiary, or any other persons designated as such on the Nuveen Subsidiary's master access person list.

H. Limited Offering

"Limited offering" means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) or Section 4(6) or pursuant to Rules 504, 505 or 506 under such Act. Limited offerings are also known as "private placements."

I. Maintenance Trade

"Maintenance trade" means a regular, day-to-day transaction in a security currently in a Nuveen Subsidiary's model portfolio (or an alternative for such security) made for a new client account or pursuant to the deposit or withdrawal of money from an existing client account or a trade that is directed by a client account. A maintenance trade also includes the sale of existing securities from a new client account for the purpose of acquiring securities currently in a Nuveen Subsidiary's model portfolio (or an alternative for such securities). A maintenance trade relates solely to rebalancing an existing client account or investing a new client account in a passive manner to track a model portfolio and is deemed not to involve the exercise of investment discretion.

J. Non-Interested Director

"Non-interested director" means a director who is not an "interested director" of a fund and who is not employed by, or has a material business relationship or professional relationship with, the fund or the fund's investment adviser or underwriter. See Section 2(a)(19) of the Investment Company Act of 1040.

K. Nuveen Fund

"Nuveen Fund" means any fund for which a Nuveen Subsidiary serves as the investment adviser and for which Nuveen Investments, LLC serves as a principal underwriter or as

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

a member of the underwriting syndicate. A Nuveen Fund is any Nuveen Defined Portfolio, Nuveen Closed-End Fund or Nuveen Open-End Fund.

L. Purchase or Sale of a Security

"Purchase or sale of a security" includes, among other things, the purchasing or writing of an option and the acquisition or disposition of any instrument whose value is derived from the value of another security.

M. Security

"Security" means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option or privilege entered into on a national securities exchange relating to foreign currency or, in general, any interest or instrument commonly known as a security, or any certificate of interest or participation ink temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing. Without limiting the foregoing, a security also includes any instrument whose value is derived from the value of another security.

N. Unsupervised Trade

"Unsupervised trade" is the purchase or sale of a security for which no Nuveen Subsidiary has investment discretion.

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

                                   SCHEDULE I

                     Nuveen Subsidiaries Adopting this Code

                          Nuveen Asset Management, Inc.
                        Nuveen Investments Advisers Inc.
               Nuveen Investments Institutional Services Group LLC
                     NWQ Investment Management Company, LLC
                       Rittenhouse Asset Management, Inc.
                          Symphony Asset Management LLC

                             Nuveen Investments LLC

                                   SCHEDULE II

                     Designated Compliance or Legal Officers

                          Nuveen Asset Management, Inc.
                        Nuveen Investments Advisers Inc.
                             Nuveen Investments LLC
                                  Ginny Johnson
                                   Diane Meggs
                                   Mary Keefe
                                   Jim Grassi
                                  Larry Martin
                                 Giff Zimmerman
                                 Jessica Droeger
                                  Walter Kelly
                                 Alan Berkshire

                     NWQ Investment Management Company, LLC
               Nuveen Investments Institutional Services Group LLC
                                 Gerald Wheeler
                               Kathleen Hendricks
                                  Michelle Kato

                       Rittenhouse Asset Management, Inc.
                                   Cathy Reese
                                  Ginny Johnson
                                   Diane Meggs
                                   Mary Keefe
                                   Jim Grassi
                                  Larry Martin
                                 Giff Zimmerman
                                 Jessica Droeger
                                  Walter Kelly
                                 Alan Berkshire

                          Symphony Asset Management LLC
                                  Neil Rudolph
                                 Christina Manns
                                   Mary Keefe

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

                                  SCHEDULE III

           Open-End Funds Advised or Subadvised by a Nuveen Subsidiary

Nuveen Multistate Trust IV
Nuveen Kansas Municipal Bond Fund
Nuveen Kentucky Municipal Bond Fund
Nuveen Michigan Municipal Bond Fund
Nuveen Missouri Municipal Bond Fund
Nuveen Ohio Municipal Bond Fund
Nuveen Wisconsin Municipal Bond Fund

Nuveen Municipal Trust
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund
Nuveen High Yield Municipal Bond Fund

Nuveen Multistate Trust I
Nuveen Arizona Municipal Bond Fund
Nuveen Colorado Municipal Bond Fund
Nuveen Florida Municipal Bond Fund
Nuveen Maryland Municipal Bond Fund
Nuveen New Mexico Municipal Bond Fund
Nuveen Pennsylvania Municipal Bond Fund
Nuveen Virginia Municipal Bond Fund

Nuveen Multistate Trust II
Nuveen California Municipal Bond Fund
Nuveen California Insured Municipal Bond Fund
Nuveen Connecticut Municipal Bond Fund
Nuveen Massachusetts Municipal Bond Fund
Nuveen Massachusetts Insured Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund
Nuveen New York Municipal Bond Fund
Nuveen New York Insured Municipal Bond Fund

Nuveen Multistate Trust III
Nuveen Georgia Municipal Bond Fund
Nuveen Louisiana Municipal Bond Fund
Nuveen Northern Carolina Municipal Bond Fund
Nuveen Tennessee Municipal Bond Fund

Nuveen Investment Trust
Nuveen Balanced Stock and Bond Fund
Nuveen Balanced Municipal and Stock Fund
Nuveen Large-Cap Value Fund
Nuveen NWQ Global Value Fund
Nuveen NWQ Multi-Cap Value Fund
Nuveen NWQ Small Cap Value Fund
Nuveen NWQ Value Opportunities Fund

Nuveen Investment Trust II
Nuveen NWQ International Value Fund
Nuveen Rittenhouse Growth Fund

Nuveen Investment Trust III
Nuveen Core Bond Fund
Nuveen High Yield Bond Fund
Nuveen Short Duration Bond Fund

Other Funds
ING International Value Choice Fund
ING MidCap Value Choice Fund
ING Small Cap Value Choice Fund
ING Global Value Choice Fund
HSBC Investor Value Fund
ML Global Selects-North American Large Cap Growth Portfolio I
MLIG Roszel/NWQ Small Cap Value Portfolio
MLIG Roszel/Rittenhouse Large Cap Growth Portfolio
MTB Large Cap Value Fund I
MTB Large Cap Value Fund II
The Timothy Plan Large/Mid Cap Growth Fund
UBS Fiduciary Trust Company Large Company Growth Portfolio
Wilshire Small Cap Value Fund
Activa International Fund

                                       38